Exhibit 99.1

AvidXchange Announces First-Quarter 2025 Financial Results

•
Q1'25 revenue growth of 2.2% impacted by a combination of lower transaction volume due to macro weakness and higher comparable float and political contributions in Q1'24
•
Q1'25 versus Q1'24 GAAP gross margin expansion continues on lower unit cost and despite lower year over year transaction volume growth
•
Q1'25 versus Q1'24 net cash provided by operating activities swings to $7.4 million from a use of ($6.4) million in the year ago period
•
The Company sustains strong balance sheet with cash and marketable securities of $389.3 million

Charlotte, N.C. – May 7, 2025 – AvidXchange Holdings, Inc. (Nasdaq: AVDX), a leading provider of accounts payable (AP) automation software and payment solutions for middle market businesses and their suppliers, today announced financial results for the first quarter ended March 31, 2025.

First Quarter 2025 Financial Highlights:

•
Total revenue was $107.9 million, an increase of 2.2% year-over-year, compared with $105.6 million in the first quarter of 2024.
•
Revenue included interest income of $11.0 million compared with $13.1 million in the first quarter of 2024.
•
GAAP net loss was $(7.3) million, compared with a GAAP net loss of $(1.0) million in the first quarter of 2024.
•
Non-GAAP net income was $10.4 million, compared with $11.3 million in the first quarter of 2024.
•
GAAP gross profit was $71.0 million, or 65.8% of total revenue, compared with $69.2 million, or 65.5% of revenue in the first quarter of 2024.
•
Non-GAAP gross profit was $79.1 million, or 73.3% of total revenue, compared with $76.5 million, or 72.4% of revenue in the first quarter of 2024.
•
Adjusted EBITDA was $17.5 million compared with $17.7 million in the first quarter of 2024.

A reconciliation of GAAP to non-GAAP financial measures has been provided in the tables following the financial statements in this press release. An explanation of these measures is also included below under the heading "Non-GAAP Measures and Other Performance Metrics."

First Quarter 2025 Key Business Metrics and Highlights:

•
Total transactions processed in the first quarter of 2025 were 19.7 million, an increase of 1.9% from 19.3 million in the first quarter of 2024.
•
Total payment volume in the first quarter of 2025 was $20.6 billion, an increase of 3.7% from $19.9 billion in the first quarter of 2024.
•
Transaction yield in the first quarter of 2025 was $5.48, an increase of 0.2% from $5.47 in the first quarter of 2024.

Full Year 2025 Financial Outlook

AvidXchange is suspending its previously issued financial outlook for fiscal 2025 in light of its pending acquisition by TPG in partnership with Corpay.

Earnings Teleconference Information

Due to the recently announced and pending acquisition by TPG in partnership with Corpay, AvidXchange will not be holding a teleconference to discuss its first quarter 2025 financial results. Supplemental information is available on the Investor Relations section of AvidXchange’s website at https://ir.avidxchange.com/.

About AvidXchange™

AvidXchange is a leading provider of accounts payable (“AP”) automation software and payment solutions for middle market businesses and their suppliers. AvidXchange’s software-as-a-service-based, end-to-end software and payment platform digitizes and automates the AP workflows for more than 8,500 businesses and it has made payments to more than 1,350,000 supplier customers of its buyers over the past five years. To learn more about how AvidXchange is transforming the way companies pay their bills, visit www.AvidXchange.com.

Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. In this context, forward-looking statements generally relate to future events or our future financial or operating performance and often contain words such as: “anticipate,” “assume,” “intend,” “aim,” “plan,” “goal,” “seek,” “believe,” “outlook,” “project,” “estimate,” “expect,” “future,” “likely,” “may,” “should,” “continue,” “will” and similar words and phrases indicating future results. The information presented or statements made in this press release related to our beliefs and expectations of future performance, including our plans, strategies and financial performance; the solid footing and continued strength of our financial position, operating leverage, and execution on behalf of buyers and suppliers; the macroeconomic outlook and potential impacts within verticals in which we have domain expertise; expectations regarding margin expansion, scalability, value, opportunity size, transformational aspect of impacts, penetration, and momentum derived from our integration and strategic partnerships and our new and existing products, services, and systems; our ability to leverage AI within our operations, products, and services; our competitive position including our customers’ perceptions of the value proposition of our AP automation software and payments services; the impact of our operating priorities on our potential growth and margin expansion; our ability to improve the customer experience across our suite of products and services; the timing of revenue impacts; and other statements that are not purely statements of historical fact, are forward-looking in nature. These forward-looking statements are made on the basis of management’s current expectations, assumptions, estimates and projections and are subject to significant risks and uncertainties that could cause actual results to differ materially from those anticipated in such forward-looking statements. We therefore cannot guarantee future results, performance or achievements.

Factors which could cause actual results or effects to differ materially from those reflected in forward-looking statements include, but are not limited to, risks related to the consummation of the proposed acquisition of AvidXchange by TPG in partnership with Corpay (the “Transaction”), including risks related to (i) the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the Transaction that could reduce anticipated benefits or cause the parties to abandon the Transaction; (ii) the possibility that AvidXchange’s stockholders may not approve the Transaction; (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement entered into pursuant to the Transaction; (iv) the risk that the parties to the merger agreement may not be able to satisfy the conditions to the Transaction in a timely manner or at all; (v) the risk of any litigation relating to the Transaction; (vi) the risk that the Transaction and its announcement could have an adverse effect on the ability of AvidXchange to retain buyers and retain and hire key personnel and maintain relationships with buyers, suppliers, employees, stockholders and other business relationships and on AvidXchange’s operating results and business generally; (vii) the risk that the Transaction and its announcement could have adverse effects on the market price of AvidXchange’s common stock; (viii) the possibility that the parties to the Transaction may not achieve some or all of any anticipated benefits with respect to AvidXchange’s business and the Transaction may not be completed in accordance with the parties’ expected plans or at all; (ix) the risk that restrictions on AvidXchange’s conduct during the pendency of the Transaction may impact AvidXchange’s ability to pursue certain business opportunities; (x) the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xi) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, including in circumstances requiring AvidXchange to pay a termination fee; (xii) the risk that AvidXchange’s stock price may decline significantly if the Transaction is not consummated; (xiii) the acquisition may not be consummated within the anticipated time period, or at all; and the risk factors and other cautionary statements described, from time to time, in AvidXchange’s filings with the Securities and Exchange Commission (“SEC”), including, without limitation, AvidXchange’s Annual Report on Form 10-K and other documents filed with the SEC, which may be obtained on the investor relations section of our website (https://ir.avidxchange.com/) and on the SEC website at www.sec.gov. Any forward-looking statements made by us in this press release are based only on information currently available to us and speak only as of the date they are made, and we assume no obligation to update any of these statements in light of new information, future events or otherwise unless required under the federal securities laws.

Non-GAAP Measures and Other Performance Metrics

To supplement the financial measures presented in our press release and related conference call in accordance with generally accepted accounting principles in the United States (“GAAP”), we also present the following non-GAAP measures of financial performance: Non-GAAP Gross Profit, Non-GAAP Gross Margin, Adjusted EBITDA, Non-GAAP Net Income (Loss) and Non-GAAP Earnings Per Share.

A “non-GAAP financial measure” refers to a numerical measure of our historical or future financial performance or financial position that is included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP in our financial statements. We provide certain non-GAAP measures as additional information relating to our operating results as a complement to results provided in accordance with GAAP. The non-GAAP financial information presented herein should be considered in conjunction with, and not as a substitute for or superior to, the financial information presented in accordance with GAAP and should not be considered a measure of liquidity. There are significant limitations associated with the use of non-GAAP financial measures. Further, these measures may differ from the non-GAAP information, even where similarly titled, used by other companies and therefore should not be used to compare our performance to that of other companies.

We have presented Non-GAAP Gross Profit, Adjusted EBITDA, Non-GAAP Net Income (Loss) and Non-GAAP Earnings Per Share in this press release. We define Non-GAAP Gross Profit & Gross Margin as revenue less cost of revenue excluding the portion of depreciation and amortization and stock-based compensation expense allocated to cost of revenues. We define Adjusted EBITDA as our net loss before depreciation and amortization, impairment and write-off of intangible assets, interest income and expense, income tax expense (benefit), stock-based compensation expense, transaction and acquisition-related costs expensed, change in fair value of derivative instrument, non-recurring items not indicative of ongoing operations, and charitable contributions of common stock. We define Non-GAAP Net Income (Loss) as net loss before amortization of acquired intangible assets, impairment and write-off of intangible assets, stock-based compensation expense, transaction and acquisition-related costs expensed, change in fair value of derivative instrument, non-recurring items not indicative of ongoing operations, acquisition-related effects on income tax, and charitable contributions of common stock. Non-GAAP income tax expense is calculated using our blended statutory rate except in periods of non-GAAP net loss when it is based on our GAAP income tax expense. In each case, non-GAAP income tax expense excludes the effects of acquisitions in the period on tax expense. We define Non-GAAP Earnings per Share as Non-GAAP Net Income (Loss) per diluted share.

We believe the use of non-GAAP financial measures, as a supplement to GAAP measures, is useful to investors in that they eliminate items that are either not part of our core operations or do not require a cash outlay, such as stock-based compensation expense. Management uses these non-GAAP financial measures when evaluating operating performance and for internal planning and forecasting purposes. We believe that these non-GAAP financial measures help indicate underlying trends in the business, are important in comparing current results with prior period results and are useful to investors and financial analysts in assessing operating performance.

Availability of Information on AvidXchange’s Website

Investors and others should note that AvidXchange routinely announces material information to investors and the marketplace using SEC filings, press releases, public conference calls, webcasts, and the Investor Relations section of AvidXchange’s website. While not all information that AvidXchange posts to the Investor Relations website is of a material nature, some information could be deemed to be material. Accordingly, AvidXchange encourages investors, the media and others interested in AvidXchange to review the information that it shares at the Investor Relations link located at https://ir.avidxchange.com. Users may automatically receive email alerts and other information about AvidXchange when enrolling an email address by visiting “Email Alerts” in the “Resources” section of AvidXchange’s Investor Relations website https://ir.avidxchange.com.

Investor Contact:

Subhaash Kumar

Skumar1@avidxchange.com

813.760.2309

AvidXchange Holdings, Inc.

Consolidated Statements of Operations

(in thousands, except share and per share data)

	Three Months Ended March 31,
	2025	2024
Revenues	$107,942	$105,598
Cost of revenues (exclusive of depreciation and amortization expense)	30,789	30,333
Operating expenses
Sales and marketing	22,511	19,741
Research and development	25,382	25,904
General and administrative	28,948	24,260
Impairment and write-off of intangible assets	-	162
Depreciation and amortization	8,669	9,307
Total operating expenses	85,510	79,374
Loss from operations	(8,357)	(4,109)
Other income (expense)
Interest income	4,141	6,562
Interest expense	(2,006)	(3,337)
Other income	2,135	3,225
Loss before income taxes	(6,222)	(884)
Income tax expense	1,089	125
Net loss	$(7,311)	$(1,009)
Net loss per share attributable to common stockholders, basic and diluted	$(0.04)	$(0.00)
Weighted average number of common shares used to compute net loss per share attributable to common stockholders, basic and diluted	205,018,908	204,896,718

AvidXchange Holdings, Inc.

Consolidated Balance Sheets

(in thousands, except share and per share data)

	As of March 31,	As of December 31,
	2025	2024
Assets
Current assets
Cash and cash equivalents	$307,310	$355,637
Restricted funds held for customers	1,149,523	1,250,346
Marketable securities	81,966	33,663
Accounts receivable, net of allowances of $4,236 and $4,279, respectively	53,439	51,671
Supplier advances receivable, net of allowances of $1,593 and $1,644 respectively	16,186	14,080
Prepaid expenses and other current assets	17,417	15,317
Total current assets	1,625,841	1,720,714
Property and equipment, net	97,099	97,592
Deferred customer origination costs, net	28,138	28,119
Goodwill	165,921	165,921
Intangible assets, net	68,012	71,068
Other noncurrent assets and deposits	6,806	6,297
Total assets	$1,991,817	$2,089,711
Liabilities and Stockholders' Equity
Current liabilities
Accounts payable	$19,511	$15,494
Accrued expenses	38,464	46,849
Payment service obligations	1,149,523	1,250,346
Deferred revenue	14,559	13,967
Current maturities of lease obligations under finance leases	56	103
Current maturities of lease obligations under operating leases	1,002	1,207
Current maturities of long-term debt	4,800	4,800
Total current liabilities	1,227,915	1,332,766
Long-term liabilities
Deferred revenue, less current portion	11,258	11,856
Obligations under finance leases, less current maturities	63,191	63,025
Obligations under operating leases, less current maturities	1,796	1,969
Long-term debt	4,300	4,300
Other long-term liabilities	4,185	3,962
Total liabilities	1,312,645	1,417,878
Commitments and contingencies
Stockholders' equity
Preferred stock, $0.001 par value; 50,000,000 shares authorized, no shares issued and outstanding as of March 31, 2025 and December 31, 2024	-	-
Common stock, $0.001 par value; 1,600,000,000 shares authorized as of March 31, 2025 and December 31, 2024; 206,195,425 and 204,335,860 shares issued and outstanding as of March 31, 2025 and December 31, 2024, respectively	206	204
Additional paid-in capital	1,700,292	1,685,644
Accumulated deficit	(1,021,326)	(1,014,015)
Total stockholders' equity	679,172	671,833
Total liabilities and stockholders' equity	$1,991,817	$2,089,711

AvidXchange Holdings, Inc.

Consolidated Statements of Cash Flows

(in thousands)

	Three Months Ended March 31,
	2025	2024
Cash flows from operating activities
Net loss	$(7,311)	$(1,009)
Adjustments to reconcile net loss to net cash used by operating activities
Depreciation and amortization expense	8,669	9,307
Amortization of deferred financing costs	95	106
Provision for credit losses	654	687
Stock-based compensation	14,486	10,959
Accrued interest	326	433
Impairment and write-off on intangible assets	-	162
Accretion of investments held to maturity	(346)	(913)
Deferred income taxes	344	89
Changes in operating assets and liabilities
Accounts receivable	(2,018)	(2,442)
Prepaid expenses and other current assets	(2,101)	(3,252)
Other noncurrent assets	(605)	(725)
Deferred customer origination costs	(19)	448
Accounts payable	3,956	(1,428)
Deferred revenue	(6)	(1,330)
Accrued expenses and other liabilities	(8,350)	(17,288)
Operating lease liabilities	(378)	(156)
Total adjustments	14,707	(5,343)
Net cash provided by (used in) operating activities	7,396	(6,352)
Cash flows from investing activities
Purchase of marketable securities held to maturity	(59,403)	(87,996)
Proceeds from maturity of marketable securities held to maturity	11,446	33,666
Purchases of equipment	(597)	(522)
Purchases of intangible assets	(4,462)	(4,039)
Supplier advances, net	(2,510)	(656)
Net cash used in investing activities	(55,526)	(59,547)
Cash flows from financing activities
Repayments of long-term debt	-	(406)
Principal payments on finance leases	(53)	(77)
Proceeds from issuance of common stock	164	3,168
Remittance of taxes upon vesting of restricted stock units	(209)	-
Payment of acquisition-related liability	(100)	(100)
Payment service obligations	(100,822)	(358,197)
Net cash used in financing activities	(101,020)	(355,612)
Net decrease in cash, cash equivalents, and restricted funds held for customers	(149,150)	(421,511)
Cash, cash equivalents, and restricted funds held for customers
Cash, cash equivalents, and restricted funds held for customers, beginning of year	1,605,983	1,985,630
Cash, cash equivalents, and restricted funds held for customers, end of period	$1,456,833	$1,564,119
Supplementary information of noncash investing and financing activities
Property and equipment purchases in accounts payable and accrued expenses	$60	$85
Interest paid on notes payable	-	1,330
Interest paid on finance leases	1,491	1,468
Cash paid for income taxes	-	7

AvidXchange Holdings, Inc.

Reconciliation of GAAP to Non-GAAP Measures

	Three Months Ended March 31,
Reconciliation from Revenue to Non-GAAP Gross Profit and Non-GAAP Gross Margin	2025	2024
(in thousands)
Total revenues	$107,942	$105,598
Expenses:
Cost of revenues (exclusive of depreciation and amortization expense)	(30,789)	(30,333)
Depreciation and amortization expense	(6,129)	(6,064)
GAAP Gross profit	$71,024	$69,201
Adjustments:
Stock-based compensation expense	1,984	1,232
Depreciation and amortization expense	6,129	6,064
Non-GAAP gross profit	$79,137	$76,497
GAAP Gross margin	65.8%	65.5%
Non-GAAP gross margin	73.3%	72.4%

AvidXchange Holdings, Inc.

Reconciliation of GAAP to Non-GAAP Measures (Continued)

	Three Months Ended March 31,
Reconciliation from Net Loss to Non-GAAP Net Income (Loss), including per share amounts	2025	2024
(in thousands, except share and per share data)
Net loss	$(7,311)	$(1,009)
Exclude: Provision for income taxes	1,089	125
Loss before taxes	(6,222)	(884)
Amortization of acquired intangible assets	2,885	3,413
Impairment and write-off of intangible assets	-	162
Stock-based compensation expense	14,486	10,959
Transaction and acquisition-related costs	1,996	-
Non-recurring items not indicative of ongoing operations (1)	723	1,346
Total net adjustments	20,090	15,880
Non-GAAP income (loss) before taxes	13,868	14,996
Non-GAAP income tax expense (2)	3,453	3,734
Non-GAAP net income (loss)	$10,415	$11,262

Weighted-average shares used to compute Non-GAAP net income (loss) per share attributable to common stockholders, basic	205,018,908	204,896,718
Weighted-average shares used to compute Non-GAAP net income (loss) per share attributable to common stockholders, diluted	207,348,652	209,896,829

GAAP Net income (loss) per share attributable to common stockholders, basic and diluted	$(0.04)	$0.00

Non-GAAP basic net income (loss) per share attributable to common stockholders, basic	$0.05	$0.05
Non-GAAP basic net income (loss) per share attributable to common stockholders, diluted	$0.05	$0.05

GAAP income (loss) per common share, basic and diluted	$(0.04)	$0.00
Amortization of acquired intangible assets	0.01	0.02
Impairment and write-off of intangible assets	-	-
Stock-based compensation expense	0.07	0.05
Transaction and acquisition-related costs	0.01	-
Non-recurring items not indicative of ongoing operations (1)	-	0.01
Provision for income taxes	(0.01)	(0.02)
Adjustment to fully diluted earnings per share	0.01	(0.01)
Non-GAAP diluted income (loss) per common share	$0.05	$0.05

AvidXchange Holdings, Inc.

Reconciliation of GAAP to Non-GAAP Measures (Continued)

	Three Months Ended March 31,
Reconciliation of Net Loss to Adjusted EBITDA	2025	2024
(in thousands)
Net loss	$(7,311)	$(1,009)
Depreciation and amortization	8,669	9,307
Impairment and write-off of intangible assets	-	162
Interest income	(4,141)	(6,562)
Interest expense	2,006	3,337
Provision for income taxes	1,089	125
Stock-based compensation expense	14,486	10,959
Transaction and acquisition-related costs	1,996	-
Non-recurring items not indicative of ongoing operations (1)	723	1,346
Adjusted EBITDA	$17,517	$17,665

(1) For the three months ended March 31, 2025, this amount includes $668 of restructuring costs. For the three months ended March 31, 2024, this amount includes $1,157 of restructuring costs and $179 of response costs, including professional service and legal fees, incurred in connection with the cybersecurity incident in connection with the cybersecurity incident that was detected in April 2023, net of insurance recoveries.

(2) Non-GAAP income tax expense is based on the Company's blended tax rate of 24.9% in periods the Company has Non-GAAP income before tax. In periods the Company is in a non-GAAP loss position, tax expense is based on GAAP tax expense.